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                                                                    Exhibit 10.1

                            COMBINATORX, INCORPORATED

                             2000 STOCK OPTION PLAN


     1.   PURPOSE.

     The purpose of this plan (the "Plan") is to secure for CombinatoRx, Incorporated (the "Corporation") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its Parent and subsidiary corporations who are expected to contribute to the Corporation's future growth and success. Except where the context otherwise requires, the term "Corporation" shall include the parent and all present and future subsidiaries of the Corporation as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

     2.   TYPE OF OPTIONS AND ADMINISTRATION.

     (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

     (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Corporation's $0.001 common stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. To the extent permitted by applicable law, the Board of Directors may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board of Directors (a "Committee"). If and when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act") the Board of Directors shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in

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Rule 16b-3 promulgated under the Exchange Act). All references in the Plan to the Board of Directors shall mean the Board of Directors or a Committee of the Board of Directors to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

     3.   ELIGIBILITY.

     Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Corporation, its parent, or any subsidiary; PROVIDED, that the class of employees to whom Incentive Stock Options may be granted shall be limited to all employees of the Corporation, its parent, or any subsidiary. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

     4.   STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is Ten Thousand (10,000) shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Corporation in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall such shares be made available pursuant to exercise of Incentive Stock Options.

     5.   FORMS OF OPTION AGREEMENTS.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

     6.   PURCHASE PRICE.

     (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of shares of Common Stock of the Corporation already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without

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limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Corporation's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

     7.   OPTION PERIOD.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

     8.   EXERCISE OF OPTIONS.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

     9.   NONTRANSFERABILITY OF OPTIONS.

     Except as the Board of Directors may otherwise determine or provide in an option, options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Code Section 414(p)).

     10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Corporation, its parent, or any subsidiary, or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option. Employment shall not be deemed to be terminated because an optionee is transferred from one of the Corporation, its parent, or any subsidiary to another one of the Corporation, its parent, or any subsidiary.

     11.  INCENTIVE STOCK OPTIONS.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at

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the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) the option exercise period shall not exceed five years from the date of grant.

     (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, its parent, or any subsidiary, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation, its parent, or any subsidiary (or within such lesser period as may be specified in the applicable option agreement); PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that he exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Corporation, its parent, or any subsidiary, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Corporation, its parent, or any subsidiary, the Incentive Stock Option may be exercised within the

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     period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

     For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations) and shall include employment by the Corporation, its parent, or any subsidiary. Employment shall not be deemed to be terminated because an optionee is transferred from one of the Corporation, its parent, or any subsidiary to another one of the Corporation, its parent, or any subsidiary. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

     12.  ADDITIONAL PROVISIONS.

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; PROVIDED, HOWEVER, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

     13.  GENERAL RESTRICTIONS.

     (a) INVESTMENT REPRESENTATIONS. The Corporation may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is

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necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     14.  RIGHTS AS A SHAREHOLDER.

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.  ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

     (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,

          (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or

          (ii) additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code. If this Section 15 applies and Section 16 also applies to any event, then
     Section 16 shall be applicable to such event and this Section 15 shall not be applicable.

     (b)  BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

     16.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     (a) GENERAL. Subject to Section 16(b), upon the occurrence of an Acquisition Event

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(as defined below), or the execution by the Corporation of any agreement with respect to an Acquisition Event, the Board of Directors shall take any one or more of the following actions with respect to then Outstanding Options (which term shall include all vested and unvested, but unexercised Options specified in all issued, outstanding and then currently binding Stock Option Agreements):

          (i) provide that such Outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Outstanding Incentive Stock Options shall meet the requirements of Section 424(a) of the Code;

          (ii) upon written notice to the optionees, provide that all then unexercised Outstanding Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees between the Acceleration Time and the consummation of such Acquisition Event;

          (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash or stock payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash or stock payment to each optionee equal to (A) the Merger Price times the number of shares of Common Stock issuable to that Optionee upon the exercise by that Optionee of such of that Optionee's Outstanding Options (whether or not then exercisable at prices not in excess of the Merger Price) which that Optionee actually elects to exercise, less (B) the aggregate exercise price of all such Outstanding Options which the Optionee actually exercises in exchange for the termination of all of that Optionee's Outstanding Options; or

          (iv) provide that all or any Outstanding Options shall become exercisable in full immediately prior to such event.

An "Acquisition Event" shall mean: (A) any merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (B) any sale of all or substantially all of the assets of the Corporation, or (C) the complete liquidation of the Corporation.

     (b) SUBSTITUTE OPTIONS. The Corporation may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the employing corporation. The Corporation may direct that substitute options be granted on such

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terms and conditions as the Board of Directors considers appropriate in the circumstances.

     17.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.  OTHER EMPLOYEE BENEFITS.

     Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

     19.  AMENDMENT OF THE PLAN.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

     20.  WITHHOLDING.

     The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part,

          (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or

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          (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     21.  CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees,

          (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or

          (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.

     22.  EFFECTIVE DATE AND DURATION OF THE PLAN.

     (a) EFFECTIVE DATE. The Plan shall become effective as of the date marked below, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve months after the effective date of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of

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          (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or

          (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with
     Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     23.  PROVISION FOR FOREIGN PARTICIPANTS.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                            COMBINATORX, INCORPORATED


Effective Date: July 7th, 2000              By: /s/ Alexis Borisy
                                                --------------------------
                                                    Name: Alexis Borisy
                                                    Position: President
                                                    Duly Authorized

                                       10

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                                 AMENDMENT NO. 1

                            COMBINATORX, INCORPORATED

                             2000 STOCK OPTION PLAN


     Reference is hereby made to Section 4 entitled "Stock Subject to Plan" of the CombinatoRx, Incorporated (hereafter, the "Company") 2000 Stock Option Plan dated July 7, 2000 (the "Plan").

     Further reference is made to Section 19(a) of the Plan entitled "Amendment of the Plan" providing for the Board of Directors and Stockholders to amend the Plan from time to time.

     NOW, THEREFORE, pursuant to written consents of the Board of Directors and of the Stockholders of the Company dated August 23, 2001, the parties agree as follows:

     1. The first sentence of Section No. 4 is deleted in its entirety and in lieu thereof, there is hereby added the following:

          "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is One Million Five Hundred Thousand (1,500,000) shares."

     2. As amended herein, the Plan is hereby ratified, confirmed and approved in all respects.

     Executed this 23rd day of August, 2001.

                                          COMBINATORX, INCORPORATED


                                          By: /s/ Alexis Borisy
                                              ----------------------------
                                                  Alexis Borisy, President
                                                  Hereunto Duly Authorized

                                 AMENDMENT NO. 2

                            COMBINATORX, INCORPORATED

                             2000 STOCK OPTION PLAN

     Reference is hereby made to Section 4 entitled "Stock Subject to Plan" of the CombinatoRx, Incorporated (hereafter, the "Corporation") 2000 Stock Option Plan dated July 7, 2000, as previously amended (the "Plan").

     Further reference is made to Section 19(a) of the Plan entitled "Amendment of the Plan" providing for the Corporation's Board of Directors and Stockholders to amend the Plan from time to time.

     NOW, THEREFORE, pursuant to that certain Omnibus Consent and Waiver dated September 10, 2002 executed by the Corporation's Directors and by certain of the Corporation's Stockholders, the following matters are approved.

     1. The first sentence of Section 4 of the Plan is deleted in its entirety and in lieu thereof, there is hereby added the following:

          "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is Two Million Seven Hundred Thousand (2,700,000) shares."

     2. As amended herein, the Plan is hereby ratified, confirmed and approved in all respects.

     Executed this 10th day of September, 2002.

                                          COMBINATORX, INCORPORATED


                                          By: /s/ Alexis Borisy
                                              ----------------------------
                                                  Alexis Borisy, President
                                                  Hereunto Duly Authorized

                                 AMENDMENT NO. 3

                            COMBINATORX, INCORPORATED

                             2000 STOCK OPTION PLAN


     Reference is hereby made to Section 4 entitled "Stock Subject to Plan" of the CombinatoRx, Incorporated (hereafter, the "Corporation") 2000 Stock Option Plan dated July 7, 2000, as previously amended (the "Plan").

     Further reference is made to Section 19(a) of the Plan entitled "Amendment of the Plan" providing for the Corporation's Board of Directors and Stockholders to amend the Plan from time to time.

     NOW, THEREFORE, pursuant to that certain Omnibus Consent and Waiver dated effective February 17, 2004 executed by the Corporation's Directors and by certain of the Corporation's Stockholders, the following matters are approved.

     1. The first sentence of Section 4 of the Plan is deleted in its entirety and in lieu thereof, there is hereby added the following:

          "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is Three Million Seven Hundred Thousand (3,700,000) shares."

     2. As amended herein, the Plan is hereby ratified, confirmed and approved in all respects.

     Executed this 28th day of February, 2004.

                                          COMBINATORX, INCORPORATED


                                          By: /s/ Alexis Borisy
                                              ----------------------------
                                                  Alexis Borisy, President
                                                  Hereunto Duly Authorized

                                 AMENDMENT NO. 4

                            COMBINATORX, INCORPORATED

                             2000 STOCK OPTION PLAN


     Reference is hereby made to Section 4 entitled "Stock Subject to Plan" of the CombinatoRx, Incorporated (hereinafter, the "Corporation") 2000 Stock Option Plan dated July 7, 2000, as previously amended (the "Plan").

     Further reference is made to Section 19(a) of the Plan entitled "Amendment of the Plan" providing for the Corporation's Board of Directors and Stockholders to amend the Plan from time to time.

     NOW, THEREFORE, pursuant to that certain Consent dated effective December 9, 2004 executed by certain of the Corporation's stockholders, the following matters are approved.

     1. The first sentence of Section 4 of the Plan is deleted in its entirety and in lieu thereof, there is hereby added the following:

          "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is five million three hundred thousand (5,300,000) shares."

     2. As amended herein, the Plan is hereby ratified, confirmed and approved in all respects.

     Executed this 9th day of December, 2004

                                          COMBINATORX, INCORPORATED


                                          By: /s/ Alexis Borisy
                                             ---------------------------
                                                Alexis Borisy, President
                                                Hereunto Duly Authorized